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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 6, 2006

Pillowtex Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-49835	75-2147728
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

214 West A Street, Kannapolis, NC	28081
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 704-939-2000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A. 2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03. Material Modification to Rights of Security Holders

The information and definitions set forth under Item 8.01 of this report on Form 8-K are hereby incorporated in Item 3.03 by reference.

ITEM 8.01.	Other Events

On January 6, 2006, Pillowtex Corporation, (the “Company”), filed a motion (the “Motion”) with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), seeking an order authorizing the Company to make an offer of settlement to the Securities and Exchange Commission (the “SEC”), relating to the revocation of registration of all classes of the Company’s registered securities and the termination of the Company’s reporting obligations under the Securities Exchange Act of 1934 (the “Exchange Act”). The purpose of the Company’s offer of settlement is to resolve concerns raised by the Staff of the SEC’s Division of Enforcement in a letter to the Company dated June 8, 2005, regarding the Company’s inability to prepare and file public disclosures pursuant to Section 13(a) of the Exchange Act.

If the Bankruptcy Court approves the Company’s offer of settlement and authorizes it to submit the offer of settlement to the SEC, the Company anticipates that the SEC will commence an administrative proceeding pursuant to Section 12(j) of the Exchange Act to revoke the registration of all classes of the Company’s registered securities.

Under the proposed offer of settlement, the registration of all classes of the Company’s securities would be revoked and no member of a national securities exchange, broker or dealer would be permitted to use the mails or other means of interstate commerce to effect any transaction in the securities, or to induce the purchase or sale of the Company’s securities. As a result of the revocation of the registration of the Company’s securities, all trading of such securities would cease. In addition, the Company’s periodic reporting obligations under Section 13(a) of the Exchange Act would terminate.

The Company’s Motion for an order authorizing the Company to make an offer of settlement to the SEC is furnished with this form 8-K as Exhibit 99.1 and the description above is qualified in its entirety by reference to such exhibit.

ITEM 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Debtor’s Motion for Order Authorizing It To Make Settlement Offer to Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pillowtex Corporation
(Registrant)

Date	January 6, 2006	/s/ John F. Sterling
(Signature)
		By:	John F. Sterling
		Title:	Vice President